Execution Version SECOND AMENDMENT AGREEMENT This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of October 30, 2018 (this “Amendment”) by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the "Borrower") and UBS AG, STAMFORD BRANCH (the “Issuing Lender”) amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 as amended by the FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of October 27, 2017 (the “Reimbursement Agreement”), as in effect on the date hereof. WITNESSETH: WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein; WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement and to extend the Tranche A Availability Period End Date and the Tranche B Availability Period End Date; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows: § 1 Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement. § 2 Amendments. (a) Section 1.01 (Defined Terms) is hereby amended by inserting the following definitions in the appropriate alphabetical order: “Applicant” means the Borrower or any direct or indirect wholly-owned Subsidiary of the Borrower approved in writing by the Issuing Lender to be an Applicant for Letters of Credit issued by the Issuing Lender hereunder. “U.S. Subsidiaries” means each of Hamilton UK Holdings II Limited, Hamilton US Holdings III, Inc. and any other entity as agreed or otherwise approved in writing (which agreement or approval may, for the avoidance of doubt, be given via electronic mail) from time to time by the Issuing Lender; provided that such entity shall only be a “U.S. Subsidiary” as of the effective date as agreed to by the Issuing Lender. (b) The definition of “Anticipated Fees on the Unused LOC Commitment” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Anticipated Fees on the Unused LOC Commitment” means, prior to the Availability Period End Date, an amount equal to the product of (i) and (ii), divided by (iii), where (i) is an amount equal to the sum of (x) and (y), with (x) equal to the product of (a) and (b), with

2 (a) equal to the Tranche A LOC Commitment minus the outstanding Tranche A LOC Amount, and (b) equal to the actual number of days during the period from and including the date of determination to and excluding the scheduled Tranche A Availability Period End Date, and (y) equal to the product of (c) and (d), with (c) equal to the Tranche B LOC Commitment minus the outstanding Tranche B LOC Amount, and (d) equal to the actual number of days during the period from and including the date of determination to and excluding the scheduled Tranche B Availability Period End Date, (ii) is 198 basis points per annum, and (iii) is three hundred sixty (360) calendar days, each as determined by the Calculation Agent. (c) The definition of “Early Prepayment Event” in Section 1.01 (Defined Terms) is hereby amended by deleting clause (v) in its entirety and inserting in its place the following: (v) as of any Business Day, (x) the Spectrum Fund Family Feeder Funds in the aggregate fail to maintain a Net Asset Value in an amount equal to or greater than $2.0 billion; or (y) the Compass Fund Family Feeder Funds in the aggregate fail to maintain a Net Asset Value in an amount equal to or greater than $1.5 billion. (d) The definition of “Indebtedness” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Contingent Obligations, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xi) obligations in respect of capital commitments, (xii) actual or contingent obligations of such Person in respect of Derivative Transactions, (xiii) all obligations, contingent or otherwise, of such Person as an account party in respect of any collateralized facility for the provision of letters of credit , whether or not such letters of credit are issued, and, for the avoidance of doubt, including but not limited to the letters of credit facility contemplated in Article II of this Agreement (provided, that in respect of any collateralized letter of credit facility that is either (a) not subject to a commitment by the issuing lender (howsoever described) or (b) in run-off or has otherwise matured and not been renewed with the issuing lender (howsoever described) of such facility, only letters of credit that have been issued and remain outstanding pursuant to such facility shall be deemed to be obligations for purposes of this clause (xiii)) and (xiv) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit issued pursuant to an uncollateralized

3 facility for the provision of letters of credit. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. (e) The definition of “LOC Fees” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “LOC Fees” means, on any date of determination, an amount equal to the product of (i), (ii) and (iii), divided by (iv), where (i) is the sum of (x) plus (y) where (x) is (a) prior to the Tranche A Availability Period End Date, the Tranche A LOC Commitment, (b) on and after the Tranche A Availability Period End Date, the daily average of the Tranche A LOC Amount during the period for which the LOC Fees are being calculated, (y) is (a) prior to the Tranche B Availability Period End Date, the Tranche B LOC Commitment and (b) on or after the Tranche B Availability Period End Date, the daily average Tranche B LOC Amount during the period for which the LOC Fees are being calculated, (ii) is 198 basis points per annum or, solely with respect to each day occurring during a Reduced Fee Cash Collateralization Period, 75 basis points per annum, (iii) is the actual number of days during the period for which the LOC Fees are being calculated, and (iv) is three hundred sixty (360) calendar days, each as determined by the Calculation Agent. (f) Clause (ii) of the definition of “Material Adverse Fund Event” in Section 1.01 (Defined Terms) is hereby amended by deleting such clause in its entirety and inserting in its place the following: (ii) one or more judgments for the payment of money in an aggregate amount in excess of $2,000,000 (or an equivalent amount in another currency) shall be rendered against the Borrower, the Collateral Fund or any U.S. Subsidiary or Strategy Fund or its Related Party, and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be taken by a judgment creditor to attach the Borrower’s assets to enforce any such judgment; or (g) The definition of “Permitted Indebtedness” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Permitted Indebtedness” means Indebtedness of the Borrower and the U.S. Subsidiaries in aggregate not to exceed $750.0 million at any time.

4 (h) The definition of “Permitted Subsidiaries” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Permitted Subsidiaries” means each of Hamilton Insurance Services, Turing Re, Hamilton UK Holdings II Limited, Hamilton US Holdings III, Inc. and any other entity as agreed or otherwise approved in writing (which agreement or approval may, for the avoidance of doubt, be given via electronic mail) from time to time by the Issuing Lender; provided that such entity shall only be a “Permitted Subsidiary” as of the effective date as agreed to by the Issuing Lender. (i) The definition of “Specified Transactions” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Specified Transactions” means any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into between (i) the Borrower or the Collateral Fund or any U.S. Subsidiary or Strategy Fund and (ii) the Issuing Lender or any of its Affiliates, in each case relating to any loan, extension of credit, prime brokerage transaction, repurchase or reverse repurchase transaction, securities lending transaction, Derivatives Transaction or any similar transaction. (j) The definition of “Threshold Amount” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Threshold Amount” means the lesser of $30.0 million and 2% of the Net Asset Value of the Borrower. (k) The definition of “Tranche A Availability Period End Date” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche A Availability Period End Date” means 31 October 2019, or if such date is not a Business Day, the next succeeding Business Day. (l) The definition of “Tranche B Availability Period End Date” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche B Availability Period End Date” means 30 October 2020, or if such date is not a Business Day, the next succeeding Business Day. (m) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting the first sentence of Section 2.01(a)(i) (Letters of Credit) in its entirety and inserting in its place the following: (i) Letters of Credit. Subject to the terms and conditions hereinafter set forth and to the prior satisfaction (or waiver by the Issuing Lender in its sole discretion) of the Closing Conditions, the Issuing Lender agrees (A) during the Availability Period and upon the written request of the Borrower in the form of a Request for Issuance appropriately completed in accordance with the terms thereof and Section 2.01(a)(ii), to issue one or more letters of credit hereunder, substantially in the form attached hereto as Exhibit A on the relevant Issuance Dates to the Account Beneficiary or Account Beneficiaries designated by the Borrower (each such letter of credit issued by the Issuing Lender, a “Letter of Credit”, and collectively, the “Letters of Credit”) for the account of the Applicant specified by the Borrower, in each case with an initial expiry date of no later than one (1) calendar year and five (5) Business Days from the Issuance Date (subject to automatic renewal in accordance with the terms thereof) and (B) to honor drawings by the relevant Account Beneficiary under each outstanding Letter of Credit; provided that, notwithstanding the foregoing, a Tranche A Letter of Credit expiry date shall be no later than one year after the Tranche A Availability Period End Date and a Tranche B Letter of Credit expiry date shall be no later than one year after the Tranche B Availability Period End Date.

5 (n) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting Section 2.01(a)(ii) in its entirety and inserting in its place the following: (A) The Borrower shall notify the Issuing Lender of any Letters of Credit to be issued by the delivery to the Issuing Lender of a written request for issuance in the form attached as Exhibit B (each, a “Request for Issuance”), appropriately completed and signed by a Responsible Officer of the Borrower. Such Request for Issuance (1) may not be delivered prior to the Closing Date, (2) must be received by the Issuing Lender not later than 5:00 p.m. Eastern Time on the tenth (10th) Business Day prior to the applicable Issuance Date (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) and (3) shall specify, in form and detail reasonably satisfactory to the Issuing Lender: (I) the Applicant; (II) whether the Letter of Credit would be a Tranche A Letter of Credit or a Tranche B Letter of Credit; (III) the proposed Issuance Date of the requested Letter of Credit; (IV) the face amount thereof; (V) the name and address of the Account Beneficiary to whom such Letter of Credit is to be issued; (VI) the documents, if any, to be presented by the Account Beneficiary in case of any drawing thereunder; and (VII) such other matters as the Issuing Lender may reasonably require. Additionally, the Borrower shall furnish to the Issuing Lender such other documents and information pertaining to such requested Letter of Credit issuance as the Issuing Lender may reasonably require. (B) Unless the Issuing Lender has determined that one or more applicable conditions contained in Section 4.02 have not then been satisfied, then, subject to the terms and conditions hereof and of the other Transaction Documents, the Issuing Lender shall, on the requested Issuance Date, issue the applicable Letter of Credit to the applicable Account Beneficiary and for the account of the Applicant specified by the Borrower, in each case, as designated by the Borrower in accordance with the terms of this Agreement. (o) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting Section 2.01(a)(iii) (Form of Letters of Credit) in its entirety and inserting in its place the following: (iii) Form of Letters of Credit. Each Letter of Credit shall (A) be denominated in Dollars, (B) be issued on a Business Day, (C) have an initial expiry date that is no later than one (1) calendar year and five (5) Business Days from the Issuance Date and (D) shall be deemed automatically extended without amendment for one (1) calendar year from each expiry date, unless, at least thirty (30) days (or, in the case of a Letter of Credit issued to an Account Beneficiary domiciled in the state of Texas, Illinois or New York, sixty (60) days) prior to any expiration date, the Issuing Lender shall notify the Borrower and the Account Beneficiary in writing that it elects not to extend a Letter of Credit for any such additional period. The parties may agree in writing to alter the required notice period for an election not to extend Letters of Credit in a manner appropriate to reflect laws or regulations applicable to particular Account Beneficiaries or categories of Account Beneficiaries. Each Letter of Credit shall be issued directly to an Account Beneficiary for the account of the Applicant specified by the Borrower and the Borrower agrees that each such Letter of Credit shall be utilized in accordance with the terms and conditions applicable to it herein. For the avoidance of doubt, in the event that the Issuing Lender elects not to extend the expiry date of any Letter of Credit in accordance with the terms thereof, such election shall not be considered to be a failure by the Issuing Lender to comply with its commitment set forth in Section 2.01(a). For the avoidance of doubt, Letters of Credit issued during the Availability Period may have an effective date no earlier than the last day of the immediately preceding calendar quarter. (p) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting Section 2.01(a)(iv)(B) in its entirety and inserting in its place the following: (B) As soon as practicable after receipt of any Request for Modification, then, subject to the terms and conditions hereof and of the other Transaction Documents, the Issuing Lender shall, on the requested date, make such modification to the Letter of Credit in respect of the applicable Account Beneficiary and for the account of the Applicant specified by the Borrower, in each case, as designated by the Borrower in accordance with the terms of this Agreement.

6 (q) Section 3.01 (Borrower Representations and Warranties) is hereby amended by deleting Section 3.01(c) (Approvals; No Conflicts) in its entirety and inserting in its place the following: (c) Approvals; No Conflicts. The Transaction Documents to which the Borrower or the Collateral Fund is a party (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party with respect to such entity, except such as have been obtained or made, (ii) do not violate any applicable law or regulation or the Constituent Documents of the Borrower, the Collateral Fund or any Applicant, or any order of any Governmental Authority applicable to such entity, (iii) do not violate or result in a default or other conflict under any material agreement or other instrument binding upon the Borrower, the Collateral Fund, any Applicant or any of their assets, or give rise to a right thereunder to require any payment to be made by such entity and (iv) will not result in the creation or imposition of any Lien on the Collateral except as expressly permitted under the terms of such Transaction Documents. (r) Section 3.01 (Borrower Representations and Warranties) is hereby amended by deleting Section 3.01(d) (Compliance with Laws and Agreements) in its entirety and inserting in its place the following: (d) Compliance with Laws and Agreements. Each of the Borrower, the Collateral Fund and each Permitted Subsidiary (except, with respect to Hamilton UK Holdings II Limited, Turing Re, Hamilton Insurance Services and Hamilton US Holdings III, Inc., where such failure could not reasonably be expected to have a Material Adverse Effect) is in compliance in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its properties, all agreements to which it is a party and other instruments binding upon it or its property (s) Section 3.01 (Borrower Representations and Warranties) is hereby amended by deleting Section 3.01(g) (Misconduct) in its entirety and inserting in its place the following: (g) Misconduct. None of the Borrower, the Collateral Fund or any Permitted Subsidiary nor any of their respective Related Entities (except, with respect to Hamilton UK Holdings II Limited, Turing Re, Hamilton Insurance Services and Hamilton US Holdings III, Inc., where such failure could not reasonably be expected to have a Material Adverse Effect) (i) is subject to any action, investigation, suit or other proceeding by any Governmental Authority for reasons of any alleged breach of any material law, rule or any regulation or other similar reason or (ii) is accused, by any Governmental Authority of (a) wrongdoing or fraud or (b) breach of any material law, rule or any regulation or other similar conduct. (t) Section 3.01 (Borrower Representations and Warranties) is hereby amended by deleting Section 3.01(k) (Indebtedness) in its entirety and inserting in its place the following: (k) Indebtedness. The Borrower and the U.S. Subsidiaries have no Indebtedness other than (A) Permitted Indebtedness and (B) Indebtedness incurred under the Transaction Documents. Hamilton Insurance Services has no Indebtedness that is recourse to the assets of the Borrower or the Collateral Fund. Turing Re has no Indebtedness that is recourse to the assets of the Borrower or the Collateral Fund. The Borrower has not guaranteed any Indebtedness of a Permitted Subsidiary (except that, in respect of facilities of the Borrower for the provision of letters of credit, pursuant to which letters of credit may be issued for the account of the Borrower or any Applicant designated by the Borrower, notwithstanding that a letter of credit issued or outstanding under such facility may be in support of any obligations of, or is for the account of, an Applicant other than the Borrower, the Borrower may be obligated under such other facilities to reimburse, or to cause the applicable Applicant to reimburse, the applicable lender thereunder for any and all drawings under such letters of credit). Hamilton UK Holdings II Limited has no Indebtedness that is recourse to the assets of the Borrower or the Collateral Fund.

7 (u) Section 3.01 (Borrower Representations and Warranties) is hereby amended by deleting Section 3.01(l) (Litigation Matters) in its entirety and inserting in its place the following: (l) Litigation Matters. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower or the Permitted Subsidiaries, threatened in writing against any Relevant Entity or any Related Party (i) that seek to challenge the validity or enforceability of the Transaction Documents or the transactions contemplated thereunder or (ii) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (v) Section 4.01 (Closing Conditions) is hereby amended by deleting Section 4.01(i) (Total Shareholder's Equity) in its entirety and inserting its place the following: (i) Total Shareholder’s Equity. The Total Shareholder’s Equity of the Borrower, as determined by Issuing Lender, is not less than $700.0 million. (w) Section 4.02 (Conditions to Issuance and Modification) is hereby amended by deleting Section 4.02(d) (Legality and Liability) in its entirety and inserting its place the following: (d) Legality and Liability. The Transactions (i) are permitted by the laws and regulations of each jurisdiction to which the Borrower, the Issuing Lender and each Applicant are subject, (ii) do not violate any applicable law or regulation or any judgment, decree, injunction or other order of any court or governmental or regulatory authority and (iii) will not subject the Issuing Lender to any unreimbursed tax, penalty or liability under or pursuant to any applicable law or regulation. (x) Section 5.01 (Reporting Requirements) is hereby amended by deleting Section 5.01(a)(i) in its entirety and inserting its place the following: (i) as soon as available, and in any event within 90 days after the end of such entity’s fiscal year, each of the Borrower’s and each Applicant’s most recent audited annual consolidated balance sheet together with the related statements of income, shareholders’ equity and cash flows, as of the end of and for such year, all reported on by its auditor (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower or such Applicant (as applicable) in accordance with U.S. GAAP consistently applied; (y) Section 5.01 (Affirmative Covenants) is hereby amended by deleting Section 5.01(o) (Use of Proceeds) in its entirety and inserting its place the following: (o) Use of Proceeds. The Borrower will, and will ensure that each Applicant will, use the proceeds of the Letters of Credit solely as credit support for Reinsurance Agreements entered into by the Borrower or such Applicant. No proceeds of any Letter of Credit will be used in violation of Regulation T, U or X of the Board, as in effect from time to time. (z) Section 5.02 (Negative Covenants) is hereby amended by deleting Section 5.02(c) (Indebtedness) in its entirety and inserting its place the following: (c) Indebtedness. The Borrower will not and will ensure that the Collateral Fund and the U.S. Subsidiaries do not create, incur, assume or have outstanding any Indebtedness, except for (a) Permitted Indebtedness and (b) Indebtedness under the Transaction Documents. Hamilton Insurance Services has no Indebtedness that is recourse to the assets of the Borrower or the Collateral Fund. Turing Re has no Indebtedness that is recourse to the assets of the Borrower or the Collateral Fund. The Borrower has not guaranteed any Indebtedness of a Permitted Subsidiary (except, that in respect of facilities of the Borrower for the provision of letters of credit, pursuant

8 to which letters of credit may be issued for the account of the Borrower or any Applicant designated by the Borrower, notwithstanding that a letter of credit issued or outstanding under such facility may be in support of any obligations of, or is for the account of, an Applicant other than the Borrower, the Borrower may be obligated under such other facilities to reimburse, or to cause the applicable Applicant to reimburse, the applicable lender thereunder for any and all drawings under such letters of credit). Hamilton UK Holdings II Limited has no Indebtedness that is recourse to the assets of the Borrower or the Collateral Fund. (aa) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(g) in its entirety and inserting its place the following: (g) with respect to the Borrower, any Applicant, the Collateral Fund, any Strategy Fund, any Related Party or (solely to the extent such event could reasonably be expected to result in a Material Adverse Effect) any Permitted Subsidiary other than an Applicant, the suspension, termination, cancellation or expiration of any right, qualification, license, permit, privilege, franchise, governmental authorization, or license in each case material to the conduct of its business or the performance of the Borrower’s or the Collateral Fund’s obligations under the Transaction Documents; (bb) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(h) in its entirety and inserting its place the following: (h) the Borrower, the Collateral Fund or any U.S. Subsidiary, Strategy Fund or Related Party shall in any way be prevented by order of any court, arbitrator, self-regulatory organization or other Governmental Authority from conducting any material part of its business and such order shall continue in effect for more than three (3) Business Days; (cc) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(k) in its entirety and inserting its place the following: (k) the Borrower, the Collateral Fund or any Strategy Fund, a Related Party or its prime broker (solely (i) with respect to the Borrower and the Collateral Fund, in the event that the Borrower’s or the Collateral Fund’s assets have not been transferred to an alternate prime broker and (ii) with respect to any Strategy Fund, to the extent such event could reasonably be expected to have a Material Adverse Effect on the business, operations, assets, property or financial condition of such Strategy Fund and such Strategy Fund’s assets have not been transferred to an alternate prime broker), the Custodian, the Parent, any Applicant or (solely to the extent such event could reasonably be expected to result in a Material Adverse Effect) a Permitted Subsidiary other than an Applicant shall (i) admit in writing that it is generally unable to pay debts as they mature or become due, (ii) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (iii) consent to the institution of any proceeding or petition, (iv) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, the Collateral Fund or any Strategy Fund, any Applicant, a Related Party or its prime broker, the Custodian, the Parent or a Permitted Subsidiary or for a substantial part of any of their respective assets, (v) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (vi) make a general assignment for the benefit of creditors or (vii) take any action for the purpose of authorizing or effecting any of the foregoing; (dd) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(l) in its entirety and inserting its place the following: (l) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, the Collateral Fund or any Strategy Fund, Related Party or Applicant or (solely to the extent such event could

9 reasonably be expected to result in a Material Adverse Effect) a Permitted Subsidiary other than an Applicant or its prime broker (solely (i) with respect to the Borrower and the Collateral Fund, in the event that the Borrower’s or the Collateral Fund’s assets have not been transferred to an alternate prime broker and (ii) with respect to any Strategy Fund, to the extent such event could reasonably be expected to have a material adverse effect on the business, operations, assets, property or financial condition of such Strategy Fund and such Strategy Fund’s assets have not been transferred to an alternate prime broker), the Custodian or the Parent, or their respective debts, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, the Collateral Fund or any Strategy Fund, any Applicant, a Related Party, a Permitted Subsidiary or its prime broker (solely in the event that the Borrower’s or Collateral Fund’s or any Strategy Fund’s assets have not been transferred to an alternate prime broker), the Custodian or the Parent, and, in any such case, such proceeding or petition shall continue undismissed for fifteen (15) calendar days; (ee) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(m) in its entirety and inserting its place the following: (m) the taking of any action by a court, self-regulatory organization or other Governmental Authority to obtain control of the Borrower, the Collateral Fund, any Strategy Fund, Related Party or Applicant or (solely to the extent such event could reasonably be excepted to result in a Material Adverse Effect) a Permitted Subsidiary other than an Applicant, or a substantial part of any such party’s assets; (ff) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(o) in its entirety and inserting its place the following: (o) The Borrower, the Collateral Fund or any U.S. Subsidiary or Strategy Fund (A) defaults (other than by failing to make a delivery) under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (B) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or if there is no applicable notice requirement or grace period, such default continues for at least one Business Day), (C) defaults in making any delivery due under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, all transactions outstanding under the documentation applicable to that Specified Transaction or (D) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction that is confirmed or evidenced by a document or other confirming evidence executed and delivered by such Borrower, Collateral Fund or such U.S. Subsidiary or Strategy Fund (as applicable); (gg) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(p) in its entirety and inserting its place the following: (p) the occurrence of any of the following with respect to the Borrower, the Collateral Fund or any U.S. Subsidiary or Strategy Fund: (i) a default, event of default, termination event, early prepayment event or other similar condition or event (however described) in respect of such party under one or more agreements or instruments relating to Specified Indebtedness (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount which has resulted in such Specified Indebtedness becoming due and payable under such agreements or instruments, before it would otherwise have been due and payable or (ii) a default by such party (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

10 (hh) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(r) in its entirety and inserting its place the following: (r) the Total Shareholder’s Equity of the Borrower is less than $700.0 million at any time. (ii) Section 7.01 (Events of Default) is hereby amended by deleting Section 7.01(u) in its entirety and inserting its place the following: (u) the making of any material qualification, material negative observation, material reservation, material warning and/or material negative provision in any audit or review opinion by any auditor of the Borrower, the Collateral Fund or any U.S. Subsidiary or Strategy Fund; (jj) Annex A (Investment Guidelines) is hereby amended by deleting Annex A in its entirety and replacing it with Schedule I hereto. § 3 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements: (a) Executed Documents – The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto. (b) Officer’s Certificate - The Issuing Lender shall have received a certificate dated as of the date of this Amendment and signed by a Responsible Officer of the Borrower, (i) (a) attaching true, correct and complete copies of the resolutions of the board of directors of the Borrower approving the terms of and the transactions contemplated by this Amendment and the resolutions of the board of directors of Hamilton Insurance Group, Ltd. approving the terms of this Amendment (collectively, the “Authorizing Resolutions”), (b) confirming that such Authorizing Resolutions have not been amended, modified, superseded, revoked or rescinded in any respect and are in full force and effect as of the date hereof and (c) confirming that the execution, delivery and performance of this Amendment are fully authorized and approved pursuant to the terms of the Authorizing Resolutions; (ii) attaching certified copies of such documents and certificates relating to the good standing of the Borrower as the Issuing Lender may reasonably request; (iii) attaching an incumbency certificate with the true titles, names and genuine signatures of each of the persons authorized by the Authorizing Resolutions to execute this Amendment on behalf of the Borrower; and (iv) confirming that (a) at the time of and immediately after giving effect to this Amendment the representations and warranties of the Issuer made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement] are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof, (b) there have been no material changes to the documents attached to the officer’s certificate of the secretary of the Borrower dated January 2, 2014 (other than the Second Amendment and Restatement to the Bye- Laws of the Borrower dated November 4, 2014), and (c) at the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 4 Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

11 § 5 Effective Date. This Amendment shall become effective as of October 31, 2018, subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment. § 6 Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof. § 7 No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 8 Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein. § 9 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment. [Signature Page Follows]

A-1 Schedule I INVESTMENT GUIDELINES The value of Collateral Fund Interest shall be reduced by an amount determined by application of the haircuts set forth below. The resulting value, after application of the relevant haircut, will be the Adjusted Market Value of the Collateral Fund Interest. All determinations in respect of haircuts shall be made by the Calculation Agent. Subject to agreement by Issuing Lender, which is not to be unreasonably withheld, and subject to a limit of one (1) time per calendar quarter, no haircut shall apply in respect of a cured condition if Borrower can demonstrate to Issuing Lender that the condition on the reporting date leading to a haircut no longer exists at the time of delivery of the report. Volatility If the Collateral Fund has a Volatility Percentage greater than or equal to 17%, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) 17% divided by (ii) the Volatility Percentage, to give a new Adjusted Market Value. “Volatility Percentage” means the annualized standard deviation of the Collateral Fund calculated using the 12 most recent monthly returns. Liquidity Applying a Liquidation Period of one (1) day, if the Collateral Fund has Liquidity less than or equal to 50%, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) Liquidity divided by (ii) 50%, to give a new Adjusted Market Value. Subject to agreement by Issuing Lender, which is not to be unreasonably withheld, no haircut shall apply if Borrower can demonstrate to Issuing Lender that a market holiday causes the measurement of Liquidity to be in error and subsequent measurements of Liquidity unaffected by market holidays would not lead to such an error. Applying a Liquidation Period of three (3) days, if the Collateral Fund has Liquidity less than or equal to 80%, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) Liquidity divided by (ii) 80%, to give a new Adjusted Market Value. Subject to agreement by Issuing Lender, which is not to be unreasonably withheld, no haircut shall apply if Borrower can demonstrate to Issuing Lender that a market holiday causes the measurement of Liquidity to be in error and subsequent measurements of Liquidity unaffected by market holidays would not lead to such an error. “Liquidity” means the percentage of assets of the Collateral Fund (determined on a look-through basis to the Strategy Funds) that can be liquidated within a specified number of days (the “Liquidation Period”), which is calculated as the estimated reduction in the Collateral Fund’s gross market value (for this purpose, calculated as the sum of (x) the market value of all long positions and (y) the absolute value of the sum of the market value of all short positions, in each case, held directly or indirectly by the Collateral Fund (the “Liquidity GMV”)) over that number of days divided by the Liquidity GMV as of the reporting date. The Liquidity GMV takes into account all positions in the relevant portfolio with the exception of a small number of out of universe positions that may exist, which positions generally consist of equities or related derivatives that arise from corporate actions, manual FX or equity hedge positions, or miscellaneous positions such as bonds posted to counterparties as margin (the “Out of Universe Positions”). The estimated reduction in Liquidity GMV is calculated by assuming that, for each day in the Liquidation Period, up to 15% of the average daily volume over the past 20 days of a particular position can be traded. There is no observable market volume for FX, FX Options, and other OTC derivatives; therefore internally estimated daily volumes provided by the Borrower (acting in good faith) shall be used to compute the average daily volume over the prior 20 days. Cash equivalents held at Two Sigma Hamilton Fund, LLC shall be excluded from the liquidation calculation.

A-2 Leverage In the event the STV GMV-to-Capital Ratio is greater than 11, the Adjusted Market Value (before any such adjustment) of the STV Strategy Allocation shall be multiplied by a factor equal to (i) 11 divided by (ii) the STV GMV-to-Capital Ratio, in determining the Adjusted Market Value. “STV GMV-to-Capital Ratio” means the STV GMV divided by the STV Strategy Allocation. In the event the FTV Margin-to-Equity Ratio is greater than 50%, the Adjusted Market Value (before any such adjustment) of the FTV Strategy Allocation shall be multiplied by a factor equal to (i) 50% divided by (ii) the FTV Margin-to-Equity Ratio, in determining the Adjusted Market Value. “FTV Margin-to-Equity Ratio” means (i) that portion of margin required to be posted by FTV allocated to the FTV Strategy Allocation divided by (ii) the FTV Strategy Allocation. In the event the STV Strategy Allocation has a NMV-to-Capital Ratio of more than 75%, the Adjusted Market Value (before such adjustment) of the STV Strategy Allocation shall be multiplied by a factor equal to (i) 75% divided by (ii) the NMV-to-Capital Ratio, to give a new Adjusted Market Value. “NMV-to-Capital Ratio” means the NMV of the Collateral Fund’s allocation to STV divided by the capital allocated to the STV Strategy Allocation. “Net Market Value” or “NMV” means the dollar delta of the long positions minus the absolute dollar delta of the short positions. Unencumbered Cash In the event the Collateral Fund has Unencumbered Cash of less than 15% of the Collateral Fund’s net asset value, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) the percentage of Unencumbered Cash held by the Collateral Fund divided by (ii) 15%, to give a new Adjusted Market Value. “Unencumbered Cash” means cash held by the Collateral Fund that is free and clear of any encumbrances such as creditor claims or Liens, other than Liens in favor of the custodian or bank that maintains the account in which such assets are held, such Liens to be only in respect of costs, fees, intraday advances to facilitate the settlement of cash equivalent securities and indemnities, in each case related to the maintenance of such account and the assets held therein. For the avoidance of doubt, Unencumbered Cash shall not include cash or Cash Equivalents that are subject to a Lien or creditor claim with respect to extensions of credit by such bank or custodian, its affiliate or other Person (other than intraday advances by the Custodian or any successor or additional cash management custodian to facilitate the settlement of cash equivalent securities) or with respect to costs, fees, indemnities or other liabilities related to any other account or asset of such Person.